Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

Supplement dated October 28, 2014,
to Prospectuses dated May 1, 2014 for

VUL Protector® Variable Universal Life Contracts

The Funds

On or about January 5, 2015, one of the subadvisers for the AST Advanced Strategies Portfolio will change.  Pacific Investment Management Company LLC (PIMCO) will be replaced by Prudential Investment Management, Inc. (PIM).

SUBADVSUP102